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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-KA

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): January 28, 2005

       IndyMac MBS, Inc. (as depositor under the Pooling and Servicing Agreement, dated as of January 1, 2005, providing for the issuance of the IndyMac MBS, Inc., Residential Asset Securitization Trust 2005-A2, Mortgage Pass-Through Certificates, Series 2005-B).

                               IndyMac MBS, Inc.
                               -----------------

            (Exact name of registrant as specified in its charter)

          Delaware                    333-119384-11              95-4791925
-----------------------------------  --------------------   -------------------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)

    155 North Lake Avenue
     Pasadena, California                                            91101
    ---------------------                                         ----------
    (Address of Principal                                         (Zip Code)
     Executive Offices)

       Registrant's telephone number, including area code (800) 669-2300
                                                          ----- --------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.
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Item 8.01     Other Events.
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      On January 28, 2005, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of January 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as master servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's Residential Asset Securitization Trust 2005-A2, Mortgage Pass-Through Certificates, Series 2005-B (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

      This amendment on Form 8-K/A amends and supersedes in its entirety the Form 8-K of IndyMac MBS, Inc. Residential Asset Securitization Trust 2005-A2, Mortgage Pass-Through Certificates, Series 2005-B previously filed on September 13, 2005 (accession no. 0000905148-05-004662). The purpose of this amendment on Form 8-K/A is to correct the Pooling and Servicing Agreement annexed hereto as Exhibit 99.1.


Section 9.
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Item 9.01     Financial Statements, Pro Forma Financial Information
---------     and Exhibits.
              -----------------------------------------------------

      Not applicable.

      Not applicable.

      Exhibits:

      99.1. Pooling and Servicing Agreement, dated as of January 1, 2005, by and among the Company, IndyMac and the Trustee.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INDYMAC MBS, INC.



                                          By:  /s/ Victor H. Woodworth
                                               ------------------------------
                                               Victor H. Woodworth
                                               Vice President



Dated:  October 11, 2005

                                 Exhibit Index
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Exhibit                                                                     Page
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 99.1.        Pooling and Servicing Agreement, dated as of January 1,
              2005, by and among, the Company, IndyMac and the Trustee       5